Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Addendum No. 2 dated 2021.08.16 to

Contract No. 840/08625142/31/22-21

Date of signature: 2021.03.18

THE SELLER

Isotope - Regional Alliance, Joint-Stock Company (Isotope JSC)

Pogodinskaya str., 22, Moscow, 119435, Russia.

Phone: +7(495) 981-96-16

THE BUYER

The Company Isoray Medical Inc.

350 Hills Street, Suite 106

Richland, WA 99354-5411 USA

THE BUYER and THE SELLERS have mutually agreed about the following:

The following company is determined by the Buyer as a Supplier of the Goods, produced by JSC "SSC RIAR": MedikorPharma-Ural LLC, 620109,  Sverdlovskaya region, Yekaterinburg, Krulya Street, 2, apartment 192, Tel.:  8(343) 270-75-29, E-mail: dpbugaev@gmail.com. The Buyer is responsible to the Seller for MedikorPharma-Ural LLC fulfillment of its obligations. The cost of services, provided by MedikorPharma-Ural LLC, shall not exceed USD [**] [**].

The present addendum is the integral part of contract 840/08625142/31/22-21 and may be signed by E-mail.

All other terms and conditions are in accordance with Contract No. 840/08625142/31/22-21, Appendices 1 and 2, Addendum 1.

THE SELLER	THE BUYER

/s/ Konstantin Ershov	/s/ Jonathan Hunt
Konstantin Ershov	Jonathan Hunt
19 Aug 2021	19 Aug 2021
Head of Sales Department, JSC Isotope	Isoray - CFO